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                                                                   EXHIBIT 10.69

PREPARED BY AND AFTER RECORDING
RETURN TO:

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4675
Attn: Kyle B. Beaty, Esq.

                                                   Property: Centre at Woodstock
                                                            Loan No.: M255999755

                             ASSUMPTION OF LIABILITY
                           AND MODIFICATION AGREEMENT

      THIS ASSUMPTION OF LIABILITY AND MODIFICATION AGREEMENT (this "Agreement") is made to be effective as of August 12, 2004 (the "Effective Date"), by and between CENTRE AT WOODSTOCK, LLC, a Georgia limited liability company ("Borrower"), whose address is 5370 Oakdale Road, Smyrna, Georgia 30082, and RAMCO WOODSTOCK LLC, a Delaware limited liability company ("Purchaser"), whose address is 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334, and WELLS FARGO BANK, N.A., SUCCESSOR-BY-MERGER TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF FIRST UNION COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES FUNB SERIES 1999-C1 ("Lender"), as established under the Pooling and Servicing Agreement dated as of December 1, 1998, whose address is c/o Wachovia Bank, N.A., Real Estate & Financial Services, Investment Banking, 8739 Research Drive, URP4 Charlotte, NC 28262-1075. JAMES C. WALLACE, JR., an individual (individually and collectively, as the context requires, "Existing Indemnitor"), being the guarantor(s) under the Guaranty (hereinafter defined) and, with Borrower, the indemnitor(s) under the Environmental Indemnity (hereinafter defined), joins in the execution hereof with respect to the matters set forth in Paragraph 5 hereinbelow. RAMCO-GERSHENSON PROPERTIES L.P. ("New Indemnitor"), joins in the execution hereof with respect to the matters set forth in Paragraph 4 hereinbelow.

                                R E C I T A L S:

      A. First Union National Bank ("Original Lender"), made a loan (the "Loan") in the original principal amount of SEVEN MILLION DOLLARS ($7,000,000) to Borrower.

      B. To evidence the Loan, Borrower executed and delivered to Original Lender that certain Promissory Note, dated June 30, 1998 (the "Note"), payable to the order of Original

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Lender in the original principal sum of SEVEN MILLION DOLLARS ($7,000,000), bearing interest and being payable as therein provided.

      C. Payment of the Note is secured by, among other instruments, that certain Deed to Secure Debt and Security Agreement of even date therewith (the "Security Instrument"), executed by Borrower for the benefit of Original Lender, encumbering, among other property, that certain parcel of real property located in Cherokee County, Georgia, which is more particularly described on Exhibit A attached hereto and incorporated herein for all purposes (the "Property").

      D. The Security Instrument is recorded in Deed Book 3182, Page 28 of the Official Real Estate Records of Cherokee County, Georgia (the "Records"), said Security Instrument and the record thereof being incorporated herein for all purposes.

      E. Payment of the Note is further secured by certain other instruments, including specifically, without limitation, that certain Assignment of Leases and Rents of even date with the Note (the "Assignment of Leases"), recorded in Deed Book 3182, Page 95 of the Records.

      F. Borrower and Existing Indemnitor also executed an Environmental Indemnity Agreement (the "Environmental Indemnity") with respect to the Loan, and Existing Indemnitor executed an Indemnity and Guaranty Agreement (the "Guaranty"), each of even date with the Note, with respect to those matters, commonly known as "non-recourse carveouts," set forth in the Note.

      G. Lender is the current owner and holder of the Loan and succeeded to the interest of Original Lender under the Loan Documents by that certain Assignment of Deed to Secure Debt and Security Agreement, and Assignment of Leases dated December 30, 1998 to Lender, recorded in Deed Book 3888, Page 199 of the Records.

      H. Borrower desires to sell, convey and transfer the Property to Purchaser subject to Purchaser's assumption of the Loan Documents and Borrower and Purchaser have requested Lender's consent to such transfer and assumption.

      I. Lender desires to grant its consent to the transfer and assumption subject to the terms and conditions as more specifically provided hereinbelow.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. For purposes hereof, the following terms shall have the meanings set forth below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Security Instrument.

                  (a) "Loan Documents" shall mean the Note, the Security
            Instrument, the Assignment of Leases, the Environmental Indemnity, the Guaranty, together with all other documents evidencing and securing the Loan.

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                  (b) "Assumption Documents" shall mean this Agreement, together with all other documents executed or delivered in connection herewith or with the assumption of the Loan Documents by Purchaser as set forth herein.

                  (c) "Assumed Loan Documents" shall mean the Loan Documents, as assumed by Purchaser and modified as set forth in the Assumption Documents.

            2. Borrower agrees to sell, grant and convey to Purchaser all right, title and interest in and to the Property subject to the liens and encumbrances of the Loan Documents and to the terms and provisions of this Agreement and the other Assumption Documents.

            3. Purchaser hereby assumes liability for and agrees to pay and perform any and all of the indebtedness which Borrower may now be, or which Purchaser hereafter becomes, obligated to pay under or in connection with the Note, the Security Instrument, the Assignment of Leases and any of the other Loan Documents, and any and all other obligations which Borrower may now or hereafter be obligated to perform under or in connection with the Note, the Security Instrument, the Assignment of Leases and any of the other Loan Documents, without reservation or exception, to the same extent as though Purchaser were the original obligor, subject, however, to any limitations set forth in the Loan Documents with respect to recourse against the Borrower in the event of a default.

            4. Without limitation, Purchaser acknowledges its full, personal liability for those matters, commonly known as "non-recourse carveouts," set forth in the Note, and for any representations, warranties, covenants and indemnities contained in any of the Loan Documents relating to environmental matters (the non-recourse carveouts and environmental representations, warranties, covenants and indemnities being herein referred to as "Purchaser's Recourse Obligations"). Additionally, by that certain Substitution of Guarantor, New Indemnitor has assumed and agreed to have joint and several liability with Purchaser for Purchaser's Recourse Obligations, in accordance with the terms of such instrument.

            5. Borrower and Existing Indemnitor, respectively, are released from their respective obligations as set forth in the Note, the Security Instrument, the Assignment of Leases and any of the other Loan Documents, except for recourse obligations for which such parties expressly have personal liability under the Note and other Loan Documents ("Recourse Obligations") to the extent such Recourse Obligations arise out of acts or events occurring or obligations arising prior to or simultaneously with the transfer of the Property to Purchaser. To the extent of Borrower's obligations which expressly survive the execution and delivery of this Agreement, the obligations of Borrower and Purchaser shall, as to Lender, be joint and several. Borrower agrees that Lender may, without notice to Borrower and without releasing Borrower from liability, accept collections directly from Purchaser and otherwise deal with Purchaser in all matters relating to the Note, the Security Instrument, the Assignment of Leases and any of the other Loan Documents, without notice to Borrower to the same extent as though Borrower were not, to the extent of Borrower's obligations which expressly survive the execution and delivery of this Agreement, jointly and severally liable with Purchaser, and that the obligations of

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      Borrower which expressly survive the execution and delivery of this
      Agreement shall not be released, waived, increased, expanded or otherwise affected in any way notwithstanding any agreements, arrangements, releases, compromises, acceptances of late payments, novations or any other dealings whatsoever between Lender and Purchaser or any other party concerning the Note, the Security Instrument, the Assignment of Leases and any of the Loan Documents or the property secured thereby. Borrower agrees that Lender may, without notice to Borrower and without releasing Borrower from Borrower's liability with respect to those matters which expressly survive the execution and delivery of this Agreement, elect any remedy and compromise or release any debt or grant extensions of time for payment all on terms satisfactory to Lender or by operation of law or otherwise. By its signature below, Existing Indemnitor agrees to the matters set forth in the preceding two sentences with respect to its continuing liability for those Recourse Obligations arising out of acts or events occurring or obligations arising prior to or simultaneously with the transfer of the Property to Purchaser, including, without limitation, those arising pursuant to the Environmental Indemnity and the Guaranty that survive the execution and delivery of this Agreement.

            6. Borrower and Purchaser each represent and warrant to Lender for themselves and on their own behalf (but not for the benefit of each of Purchaser or Borrower as to the other) that:

                  (a) neither has placed, agreed to, authorized or knows of any lien against the Property (other than the Loan Documents and Permitted Encumbrances, as defined in the Security Instrument);

                  (b) to their knowledge there is no second mortgage or other lien now outstanding against the Property (other than taxes for the current year only, which are not yet due and payable);

                  (c) the lien of the Security Instrument is a valid first and subsisting lien on the Property (subject to real estate taxes);

                  (d) the execution, delivery and recording of this Agreement will not impair the lien of the Security Instrument;

                  (e) all information, documents and financial information,
            respectively, submitted to Lender by the warranting party or its agents relating to Purchaser, Borrower or their general partners, members, guarantors, parents or subsidiaries is true, correct and complete and accurate in all material respects as of the date of the submission and as of the date of this Agreement; and

                  (f) the person(s) executing this Agreement on behalf of
            Purchaser and Borrower, respectively, have the full authority to do so and to bind Purchaser or Borrower, as applicable.

            7. The Property shall remain in all respects subject to the liens, charges or encumbrances of the Security Instrument and the other Loan Documents and/or conveyance of title contained in the Loan Documents. Nothing in this Agreement shall

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      affect or be construed to affect (a) the warranty of title in the Security
      Instrument or (b) the liens, charges or encumbrances of the Security Instrument or the other Loan Documents or the priority thereof over all other liens, charges, encumbrances or conveyances, or (c) release or affect the liability of any party or parties under or on account of the Loan Documents, except to the extent Borrower and the Existing Indemnitor are expressly released under Paragraph 5 of this Agreement. Nothing in this Agreement shall affect or be construed to affect any other security or instrument, if any, held by Lender in connection with or to evidence the Loan.

            8. As a condition precedent to Lender's consent to the transfer to Purchaser and assumption of the Loan Documents by Purchaser, Purchaser represents, warrants and covenants to Lender as follows:

                  (a) Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to conduct the business of owning and operating the Property in the state where the Property are located.

                  (b) Purchaser is not a foreign corporation, foreign
            partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code. Purchaser's U.S. employer identification number is 20-1445973 and office address is 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334. This statement is made by Purchaser in compliance with Section 1445 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor's disposition of a U.S. real property interest.

                  (c) Lender is not required to withhold any tax as a result of the transfer of the Property to Purchaser or upon the exercise by Lender of any of its rights or remedies pursuant to the Security Instrument. Purchaser agrees to inform Lender promptly if any of the above information in this subparagraph should change and no longer be true. Purchaser understands that the information set forth herein may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

                  (d) The execution and delivery of this Agreement and of the documents and instruments effecting such sale, conveyance and assignment of the Property to Purchaser have been duly authorized by Purchaser, and that this Agreement and such other documents and instruments have been duly executed and delivered by Purchaser.

                  (e) This Agreement, the other Assumption Documents and the
            Assumed Loan Documents, constitute the legal, valid and binding obligations of Purchaser enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally or general principles of equity. Neither the entry into nor the

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            performance of and compliance with this Agreement, the other
            Assumption Documents or any of the Assumed Loan Documents has resulted or will result in any violation of, or conflict with or default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Purchaser or any property of Purchaser is bound or any statute, rule or regulation applicable to it.

                  (f) There is no action, proceeding or investigation pending or, to the best of Purchaser's knowledge, threatened, which questions, directly or indirectly, the validity or enforceability of the Assumption Documents or any of the Assumed Loan Documents, or any action taken or to be taken pursuant thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Purchaser.

                  (g) Purchaser has personal knowledge of all of the terms and conditions of the Assumed Loan Documents and further agrees that Lender has no obligation to provide any information to Purchaser regarding the terms and conditions of the Loan Documents. Purchaser further understands and acknowledges that, except as expressly provided hereunder or in another writing executed by Lender, Lender has not waived any right of Lender or obligation under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

                  (h) No representation or warranty of Purchaser made in this
            Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

                  (i) There has been no material adverse change in the
            representations made or information heretofore supplied by or on behalf of Purchaser in connection with the assumption of the Loan, including, but not limited to, with respect to (a) the composition, structure, finances, business operations, credit prospects or financial condition of Purchaser or any other entity or person within the organizational structure of Purchaser or which or who has a direct or indirect ownership interest in Purchaser and (b) the rental income, condition or ownership of the Property.

                  (j) (i) as of the Effective Date, Purchaser will have acquired from Borrower all of the Property, and accepted Borrower's assignment of the Leases and Rents; (ii) as of the Effective Date, Purchaser will have assumed the performance of Borrower's obligations under the Leases; and (iii) it has not granted to Borrower or Existing Indemnitor a mortgage or other security instrument or lien upon the Property to secure any debt or obligations owed to Borrower or Existing Indemnitor.

                  (k) There are no rights to set off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Purchaser to

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            avoid or delay timely performance of its obligations under the
            Assumed Loan Documents.

                  (l) There are no loans payable by Purchaser to any partner or member of Purchaser or to any other person or entity which is in the organizational structure of Purchaser or who or which has a direct or indirect ownership interest in Purchaser or is an affiliate or subsidiary entity of any of the foregoing or is a stockholder, officer or director of any of the foregoing or is an affiliate or subsidiary entity of such stockholder, officer or director.

                  (m) Purchaser has furnished to Lender all insurance policies and certificates required pursuant to the Loan Documents.

                  (n) Purchaser does not own any real property or assets other than the Property and does not operate any business other than the management and operation of the Property.

                  (o) Purchaser has filed all federal, state, county and
            municipal tax returns required to have been filed by Purchaser, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Purchaser, and Purchaser has no knowledge of any basis for additional assessment with respect to such taxes. To the best of Purchaser's knowledge, there are not presently pending any special assessments against the Property or any part thereof.

                  (p) After the Loan is assumed, Purchaser will, to the best of its knowledge, have sufficient working capital, including cash flow from the Property, not only to adequately maintain the Property, but also to pay all of Purchaser's outstanding debts as they come due.

            9. Purchaser shall use commercially reasonable efforts to obtain in all new leases in respect of the Property, in substance, the following provision (the "Attornment Language"):

                  Attornment. Tenant hereby agrees that Tenant will recognize as its landlord under this Lease and shall attorn to any person succeeding to the interest of Landlord in respect of the land and the buildings on or in which the demised premises is contained, upon any foreclosure of any deed of trust upon such land or buildings or upon the execution of any deed in lieu of such foreclosure in respect of such deed of trust. If requested, Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided herein; provided, however, that no successor-in-interest shall be bound by any payment of rent for more than one (1) month in advance, or any amendment or modification of this Lease made without the express written consent of the beneficiary under such deed of trust, provided that such person shall recognize this Lease

                                       7
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                  as remaining in full force and effect and Tenant's rights to possession remain undisturbed so long as Tenant is not in default hereunder.

            Notwithstanding the foregoing, Lender acknowledges that (i) Borrower's standard form lease contains subordination and attornment language which may be used in lieu of the Attornment Language, and
            (ii) anchor tenants often insist on using their own standard form of lease agreement which may contain language that varies and this will be taken under advisement when Lender reviews and approves such anchor tenant lease, although Lender may require reasonable subordination, non-disturbance and attornment language and there may be the necessity for a separate subordination, non-disturbance and attornment agreement with such anchor tenant.

            10. Neither Purchaser nor to Purchaser's knowledge, any person owning an interest in Purchaser (except that Purchaser's knowledge shall not require any investigation into ownership of publicly traded stock or other publicly traded securities nor into ownership of limited partners of New Indemnitor), is a country, territory, individual or entity named on a list maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), or is a Specially Designated National or Blocked Person under the programs administered by OFAC. If the foregoing certification, representation and warranty shall at any time be or become untrue or incorrect during the term of the Loan, an Event of Default shall be deemed to have occurred.

            11. Lender hereby consents to said transfer and agrees that said transfer and sale shall not constitute a default under the Security Instrument or any of the other Loan Documents. However, Lender does not waive any other default, whether now in existence or occurring hereafter, whether known or unknown. Lender has no actual knowledge of any monetary default under any of the Loan Documents. This waiver applies only to this particular transfer and sale and not to any future transfer or sale. Purchaser and Borrower agree that they will not sell or attempt to sell or transfer or otherwise dispose of the property covered by the Security Instrument without the written consent of Lender, its successors or assigns, except for the sale referred to herein.

            12. Until further notice given by either party to the other in accordance with Section 4.5 of the Security Instrument:

                  (a) the following shall be the name and address for notices for Purchaser as "Grantor" under Section 4.5 and as "Debtor" under
            Section 1.22 of the Security Instrument:

                        RAMCO WOODSTOCK LLC
                        31500 Northwestern Highway, Suite 300
                        Farmington Hills, Michigan 48334
                        Attention: Chief Financial Officer

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                  (b) the following shall be the name and address for notices for Lender as "Grantee" under Section 4.5 and as "Secured Party" under Section 1.22 of the Security Instrument:

                        WELLS FARGO BANK, N.A., SUCCESSOR-BY-MERGER TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF FIRST UNION COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES FUNB SERIES 1999-C1
                        c/o Wachovia Bank, N.A.
                        Real Estate & Financial Services, Investment Banking 8739 Research Drive, URP4
                        Charlotte, NC  28262-1075
                        Loan No. M255999755

            13. The parties hereby acknowledge and agree that the outstanding and unpaid principal balance of the Note as of August 2, 2004 is $5,822,873.91. This amount has been determined after taking into account the payment received by Lender due for August 1, 2004.

            14. The Note, the Security Instrument, the Assignment of Leases and any and all other Loan Documents are hereby modified to reflect the transfer provided for herein and all references therein to Borrower, shall be deemed to refer to Purchaser. Except as expressly modified by this Agreement and the other Assumption Documents, the terms and conditions of the Loan Documents remain unchanged and are reaffirmed, ratified and confirmed and remain in full force and effect. Borrower is not now entitled to any claim, counterclaim, defense, affirmative defense, or other right of setoff whatsoever against Lender, its officers, directors, employees and agents (the "Released Parties") with regard to (x) the payment of the Note and the sums payable thereunder or (y) the enforcement of any of the rights and remedies of Lender under any of the Loan Documents. In consideration of Lender's consent under this Agreement and the release of Borrower under Paragraph 5 of this Agreement, Borrower hereby releases, waives, and surrenders any and all claims, counterclaims, defenses, affirmative defenses, and other rights of setoff whatsoever, relating to acts, events, conduct, or other matters whatsoever occurring at or prior to the date hereof, that Borrower might otherwise have been entitled to assert or allege against the Released Parties (but not against Purchaser) for any reason under or in connection with the Loan or Loan Documents or the Assumption Documents, including, but not limited to, any matter related to, connected with, arising out of, or regarding this Agreement, transfer of the Property, the payment of amounts due to Lender under the Note or the enforcement of the provisions under any of the Loan Documents. Purchaser acknowledges and agrees that the foregoing release, waiver, and surrender by Borrower is binding upon Purchaser for all events arising prior to the execution of this Agreement.

            15. PURCHASER AND BORROWER WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY

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      ACTION, PROCEEDING OR COUNTER-CLAIM FILED BY EITHER OF THEM, WHETHER IN
      CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH OR THE LOAN.

            16. All parties to this Agreement specifically confirm and agree that nothing in this Agreement shall be understood or construed to amount to a satisfaction or release in whole or in part of the Note, the Security Instrument, the Assignment of Leases or any of the other Loan Documents, or of the property covered by the Security Instrument from the effect thereof. All terms and conditions of the Loan Documents, including any written amendments or modifications heretofore agreed to by Lender, shall continue in full force and effect except as otherwise provided herein.

            17. Except as expressly provided herein, the execution of this Agreement by the Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents.

            18. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

            19. If any one or more of the provisions contained in this Agreement are for any reason invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained in this Agreement.

            20. THE TERMS AND CONDITIONS OF THIS AGREEMENT SHALL BE GOVERNED BY THE APPLICABLE INTERNAL LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

            21. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

            22. THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE ASSUMPTION OF THE LOAN AND FULLY SUPERSEDES ALL PRIOR AGREEMENTS AND

      UNDERSTANDING BETWEEN THE PARTIES PERTAINING TO SUCH SUBJECT MATTER.

            23. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

            24. Notwithstanding anything contained in Section 1.33(n) of the Security Instrument, Lender hereby consents to Purchaser's tax returns being consolidated with those of its sole member, Ramco-Gershenson Properties L.P., provided that (i) Purchaser shall deliver to Lender its financial statements prepared in accordance with generally accepted accounting practices no later than 30 days after the end of each calendar quarter during the term of the Loan, (ii) on Ramco-Gershenson Properties L.P.'s tax returns Purchaser is listed as being included in the tax filing, (iii) Purchaser shall provide Lender with copies of its IRS Schedule M-1 on a standalone basis by May 15 of each year during the term of the Loan. Purchaser's failure to file separate tax returns shall not constitute a default under the Security Instrument so long as Purchaser complies with the foregoing. However, Lender does not waive any other default, whether now in existence or occurring hereafter, whether known or unknown. The waiver in this Section 24 regarding the separate filing of tax returns applies only to Ramco Woodstock LLC and not to any future assumptor pursuant to any future transfer or sale, if permitted by Lender; the foregoing shall not constitute Lender's consent to any future transfer or sale nor abrogate the terms and provisions of Section 11 above.

            25. Section 1.21 of the Security Instrument is amended to delete the erroneous reference "and Section 1.34 hereof" in the third line.

            26. The definition of Permitted Encumbrances in the Security Instrument is amended to include exceptions 4 through 11 on Schedule B on Pro Forma Title Commitment (office file no. 044-116) issued by Commonwealth Land Title Insurance as of August 6, 2004; provided, however, this modification to the definition of Permitted Encumbrances is only made to clarify that Purchaser shall not be in default by virtue of the exceptions currently of public record, and shall not in any way abrogate the liabilities, obligations or responsibilities of the title underwriter under Lender's currently effective mortgagee's title policy (issued as of the date of the Note) as modified by any endorsements issued concurrently herewith.

            27. The parties hereto acknowledge that (i) the Escrow Agreement dated of even date with the Note is no longer in effect, and (ii) Purchaser shall not be responsible for a breach of a representation or warranty made by Borrower in the Loan Documents (but will be responsible for any continuing representations or warranties that may be deemed to be made by the obligor under the Loan Documents after the date hereof and any representations and warranties made by Purchaser hereunder).

            28. Notwithstanding anything contained in the Security Instrument to the contrary:

                  (a) The following conveyances shall not require the consent of
            Lender or be deemed a default under any of the applicable Loan
            Documents: (1) transfers of limited partnership interests in New Indemnitor, the limited partnership which presently owns the sole membership in Purchaser; and (2) sales of stock in Ramco-Gershenson Properties Trust ("RGPT"), which is the publicly traded real estate investment trust that is the general partner of New Indemnitor; and

                  (b) Consistent with Section 24 above, Purchaser shall not be required to deliver financial statements separate from its member (but shall be required to comply with Section 24 above), nor is it necessary that New Indemnitor's financial statements be certified by an independent certified public accountant (financial statements certified by New Indemnitor's chief financial officer shall be sufficient).

      Purchaser's failure to comply with any contrary provisions in the Security Instrument shall not constitute a default under the Security Instrument. However, Lender does not waive any other default, whether now in existence or occurring hereafter, whether known or unknown. The waivers in this
      Section 28 apply only to Ramco Woodstock LLC and not to any future assumptor pursuant to any future transfer or sale, if permitted by Lender; the foregoing shall not constitute Lender's consent to any future transfer or sale nor abrogate the terms and provisions of Section 11 above.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.

                      [THE BALANCE OF THIS PAGE IS BLANK.]

                                    LENDER:

                                    WELLS FARGO BANK, N.A., SUCCESSOR-BY-MERGER
                                    TO NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, AS TRUSTEE FOR THE REGISTERED
                                    HOLDERS OF FIRST UNION COMMERCIAL MORTGAGE
                                    TRUST COMMERCIAL MORTGAGE PASS-THROUGH
                                    CERTIFICATES FUNB SERIES 1999-C1

                                    By:  Lennar Partners, Inc.
                                    Its: Special Servicer

                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________

Signed, sealed and delivered
in the presence of:

___________________________________
Print Name:
Unofficial Witness

___________________________________
Notary Public
(Notarial Seal)

My Commission expires:

___________________________________

                              [SIGNATURES CONTINUE]

                                    BORROWER:

                                    CENTRE AT WOODSTOCK, LLC,
                                    a Georgia limited liability company

                                    By: ________________________________________
                                    Name: James C. Wallace, Jr.
                                    Title:  Manager

Signed, sealed and delivered
in the presence of:

__________________________________
Print Name:
Unofficial Witness

__________________________________
Notary Public
(Notarial Seal)

My Commission expires:

__________________________________

                              [SIGNATURES CONTINUE]

                                           PURCHASER:

                                           RAMCO WOODSTOCK, LLC,
                                           a Delaware limited liability company

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

Signed, sealed and delivered
in the presence of:

_______________________________________
Print Name:
Unofficial Witness

_______________________________________
Notary Public
(Notarial Seal)

My Commission expires:

_______________________________________

                             [SIGNATURES CONTINUE]

                                             EXISTING INDEMNITOR:

                                             ___________________________________
                                             JAMES C. WALLACE, JR.

Signed, sealed and delivered
in the presence of:

______________________________________
Print Name:
Unofficial Witness

______________________________________
Notary Public
(Notarial Seal)

My Commission expires:

______________________________________

                              [SIGNATURES CONTINUE]

                                         NEW INDEMNITOR:

                                         RAMCO-GERSHENSON PROPERTIES, L.P.
                                         a Delaware limited partnership

                                             By: RAMCO-GERSHENSON
                                                 PROPERTIES TRUST, a
                                                 Maryland real estate investment
                                                 trust, its General Partner

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

Signed, sealed and delivered
in the presence of:

_____________________________________
Print Name:
Unofficial Witness

_____________________________________
Notary Public
(Notarial Seal)

My Commission expires:

____________________________________

                                    EXHIBIT A

                               (Legal Description)

Shopping Center Tract Legal Description

All that tract or parcel of land lying and berg in Land Lots 1131 and 1174, 15th District, Cherokee County, City of Woodstock, Georgia, and being more particularly described as follows:

Commencing at the intersection of the northerly right-of-way of Georgia Highway 92 (having a variable right-of-way width) and the easterly right-of-way of Trickum Road (having 4 variable right-of-way width), said point being at Sta 207 + 58.33, 83.73' Lt. per Department of Transportation right-of-way documents for Project #FR 165-1(49), dated 8/29/96; thence north 41 degrees 03 minutes 18 seconds west, along a right-of-way miter a distance of 97.47 feet to a point; thence along the easterly right-of-way of Trickum Road north 00 degrees 22 minutes 47 seconds east, a distance of 119.27 feet to a point; thence continuing along said right-of-way, along a curve to the right, having a radius of 11409.16 feet, an arc length of 24.67 feet, a chord bearing of north 00 degrees 26 minutes 30 seconds east, and a chord length of 24.67 feet to the Point of Beginning;

Thence continuing along said right-of-way, along a curve to the right having a radius of 11409.16 feet, an arc length of 169.93 feet, a chord bearing of north 00 degrees 55 minutes 49 seconds east, and a chord length of 169.92 feet- to a point; thence continuing along said right-of-way north 01 degree 21 minutes 25 seconds east, a distance of 89.46 feet to a point; thence along a right-of-way offset north 88 degrees 38 minutes 35 seconds west, a distance of 20.54 feet to a point; thence continuing along said right-of-way north 03 degrees 38 minutes 08 seconds west, a distance of 32.15 feet to a point; thence continuing along said right-of-way north 02 degrees 54 minutes 43 seconds east, a distance of
241.71 feet to a point; thence along a right-of-way offset south 76 degrees 13 minutes 43 seconds east, a distance of 8.00 feet to a point; thence continuing along said right-of-way along a curve to the right having a radius of 437.46 feet, an arc length of 102.92 feet, a chord bearing of. north 20 degrees 30 minutes 39 seconds east, and a chord length of 102.68 feet to a point; thence departing said right-of-way south 88 degrees 44 minutes 12 seconds east, a distance of 196.44 feet to a point; thence north 47 degrees 23 minutes 29 seconds east, a distance of 59.12 feet to a point; thence south 88 degrees 44 minutes 12 seconds east, a distance of 126.98 feet to a point; thence south 02 degrees 20 minutes 21 seconds west, a distance of 164.54 feet to a point; thence north 86 degrees 56 minutes 21 seconds east, a distance of 207.87 feet to a point; thence south 02 degrees 02 minutes 21 seconds west, a distance of 259.80 feet to a point; thence south 88 degrees 28 minutes 19 seconds east, a distance of 123.98 feet to a point; thence south 01 degree 15 minutes 48 seconds west, a distance of 551.31 feet to a point on the northerly right-of-way of Georgia Highway 92; thence along said right-of-way north 82 degrees 25 minutes 56 seconds west, a distance of 114.39 feet to a point; thence departing from said right-of-way north 21 degrees 49 minutes 35 seconds east, a distance of 127.7 feet to a point; thence north 01 degree 15 minutes 48 seconds east, a distance of 102.37 feet to a point; thence north 88 degrees 44 minutes 12 seconds west, a distance of 321.95 feet to a point; thence south 01 degree 15 minutes 48 seconds west, a distance of 186.89 feet to a point on the northerly right-of-way of Georgia Highway 92; thence along said right-of-way: north 82 degrees 29 minutes 22 seconds west, a distance of 93.58 feet to a point; thence departing said right-of-way north 01 degree 15 minutes 48 seconds east, a distance of
28.00 -feet to a point; thence south 82 degrees 29 minutes 22 seconds east, a distance of 30.61 feet to a point; thence north 31 degrees 07 minutes 39 seconds east, a distance of 45.39 feet to a point; thence north 01 degree 15 minutes 48 seconds east, a distance of 169.85 feet to a point; thence north 88 degrees 44 minutes 12 seconds west, a distance of 284.22 feet to the Point of Beginning.

Said tract containing 10.210 acres, more or 104s, as shown on that certain "A.L.T.A. Survey & As-Built" Survey for Wallace Enterprises, Inc., Chicago Title Insurance Company, and McClure & McClure, LLC, dated March 30, 1998, prepared by Braswell Engineering, Inc., and certified by Raymond C. Knight, GRLS No. 1991.

Outparcel 1 Legal Description

All that tract or parcel of land lying and being in Land Lot 1174, 15th District, Cherokee County, City of Woodstock, Georgia, and being more particularly described as follows;

Commencing at the intersection of the northerly right-of-way of Georgia Highway 92 (having a variable right-of-way) and the easterly right-of-way of Trickum Road (having a variable right-of-way), said point being at Sta 207 + 58.33, 83.73' Lt. per Department of Transportation right-of-way documents for Project #FR 165-1(49), dated 8/29/96; thence along the northerly right-of-way of Georgia Highway 92 south 82 degrees 29 minutes 22 seconds east, a distance of 400.20 feet to the Point of Beginning.

Thence departing said right-of-way north 07 degrees 30 minutes 38 seconds east, a distance of 203.58 feet to a point; thence south 88 degrees 44 minutes 12 seconds east, a distance of 158.37 feet to a point; thence south 01 degree 15 minutes 48 seconds west, a distance of 102.37 feet to a point; thence south 21 degrees 49 minutes 35 seconds west, a distance of 127.7 feet to a point on the northerly right-of-way of Georgia Highway 92; thence continuing along said right-of-way north 82 degrees 25 minutes 56 seconds west, a distance of 76.16 feet to a point; thence along a right-of-way offset north 07 degrees 25 minutes 52 seconds east, a distance of 4.19 feet to a point; thence continuing along said right-of-way north 82 degrees 29 minutes 22 seconds west, a distance of
60.94 feet to the Point of Beginning.

Said tract containing 0.776 acre, more or less, and being designated Outparcel #1 on that certain "A.L.T.A. Survey & As-Built" Survey for Wallace Enterprises, Inc., Chicago Title Insurance Company, and McClure & McClure, LLC, dated March 30, 1998, prepared by Braswell Engineering, Inc., and certified by Raymond C. Knight, GRLS No. 1991.